Consolidated Statements of Operations - USD ($)	3 Months Ended
	Jun. 30, 2016	Jun. 30, 2015
Revenue
Mobile	$ 48,200	$ 18,154
Software	13,333	8,982
Software maintenance and consulting	86,340	136,160
Total revenue	147,873	163,296
Operating expenses
Cost of revenue	4,595	24,290
Selling, general and administrative	225,700	192,985
Research and development	89,000	134,420
Total operating expenses	319,365	351,695
Income (loss) from operations	(171,492)	(188,399)
Other income (expense):
Gain on disposition of assets	582
Other expense
Interest income , net	7,559	18,238
Total other income	8,141	18,238
Income (loss) before income taxes	(163,351)	(170,161)
Income tax benefit	$ 45,789	$ 40,670
Net income	$ (117,562)	$ (129,491)
Basic and diluted income per share	$ (0.001)	$ (0.001)
Weighted average number of shares outstanding	157,809,851	143,843,889